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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-93829, No. 333-93831, No. 333-40923 and No.
333-68199) of Aris Corporation and its subsidiaries, of our report dated January 28, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



                                            /s/ PricewaterhouseCoopers LLP

Seattle, Washington
March 17, 2000